UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 4, 2010

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Prior to the fourth quarter of 2009, the reporting structure for the financial results of Broadwind Energy, Inc., a Delaware corporation (the “Company”), consisted of two reporting segments: “Products” and “Services”:

•             Products, manufacturing structural towers and high precision gearing systems for wind turbines. In addition, manufacturing custom-engineered gearing systems, and fabrications and weldments for the mining, energy and other industrial sectors; and

•             Services, offering a variety of services to our customers, including technical services, precision repair and engineering and logistics.

During the fourth quarter of 2009, the Company revised our reporting segments. The Company now operates in four reporting and operating segments:

•             Towers, formerly included in the Products reporting segment, manufactures wind towers, specifically the large and heavier wind towers that are designed for 2 MW and larger wind turbines; and

•             Gearing, formerly included in Products reporting segment, manufactures precision gearing systems for the wind industry in North America and custom-engineered gearing systems for the mining, energy and other industrial sectors; and

•             Technical and Engineering Services, formerly included in the Services reporting segment, provides construction support, operations and maintenance services, repairs and refurbishments to the wind industry; and

•             Logistics, formerly included in Services reporting segment, offers specialized transportation, permitting and logistics management to the wind industry for oversize and overweight machinery and equipment.

The Company is filing this Current Report on Form 8-K to present its results of operations as of September 30, 2009 and as of December 31, 2008, for the nine months ended September 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006 based on the revised reporting segments.

Item 1, Financial Statements and Supplementary Data of the Company’s Report on Form 10-Q for the quarterly period ended September 30, 2009 (the “2009 Form 10-Q”) filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2009, has been recast to reflect the Company’s revised reporting segments and is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8, Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed with the SEC on March 16, 2009, has been recast to reflect the Company’s revised reporting segments and is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Attached hereto as Exhibit 99.3 and incorporated herein by reference is the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006 based on the revised reporting segments, which updates Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s 2008 Form 10-K and Item 2 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Company’s 2009 Form 10-Q.

With respect to the financial statements in the 2008 Form 10-K, the adoption of the revised reporting segments, as reflected in this Form 8-K, affects only the manner in which certain financial information was previously reported and does not change the financial results reported in the 2009 Form 10-Q or the 2008 Form 10-K. All other information in the 2009 Form 10-Q and the 2008 Form 10-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2009 Form 10-Q or the 2008 Form 10-K. The information in this Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-Q and the 2008 Form 10-K and any filings made by the Company with the SEC since November 2, 2009.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1	Quarterly Financial Statements and Supplementary Data (presented based on current reporting segments)

99.2	Audited Financial Statements and Supplementary Data (presented based on current reporting segments)

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (presented based on current reporting segments)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

January 4, 2010	By:	/s/ J. Cameron Drecoll
J. Cameron Drecoll
Chief Executive Officer

EXHIBIT INDEX

99.1	Quarterly Financial Statements and Supplementary Data (presented based on Current Segments)

99.2	Audited Financial Statements and Supplementary Data (presented based on Current Segments)

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (presented based on Current Segments)